Exhibit 99.2

Strategic Hotels & Resorts

Supplemental Financial Information

March 31, 2007

Supplemental Financial Information

March 31, 2007

Supplemental Financial Information

March 31, 2007

CORPORATE INFORMATION

The Company

Strategic Hotels & Resorts Inc. (SHR), formerly known as Strategic Hotel Capital, Inc., is an industry-leading owner and asset manager of high-end hotels and resorts. We own a quality portfolio of upper upscale and luxury hotels and resorts in desirable North American and European locations. Our portfolio is made up of 20 properties totaling 10,005 rooms. We own unique hotels with complex operations, sophisticated customers and multiple revenue streams. Our properties include large convention hotels, business hotels and resorts, which are managed by internationally recognized hotel management companies.

Our asset management expertise is what truly distinguishes us. Asset management is our focus, our core competency, and our competitive advantage. Our business is driven by our team’s depth of knowledge and hands-on expertise in every aspect of the lodging industry. While our focus is to drive top line revenues, we importantly focus on every component of bottom line profitability. We use our experience to make selective, value added acquisitions and recycle capital through thoughtful and planned dispositions. Simply put, we are utilizing our expert management skills in building a great hotel company which will provide attractive returns for our shareholders.

Strategic Hotels & Resorts is a real estate investment trust (REIT) and is traded on the New York Stock Exchange under the symbol BEE.

Fiscal Year End:

December 31

Number of Full-Time Employees:

53

Corporate Headquarters:

77 West Wacker Drive, Suite 4600

Chicago, IL 60601

(312) 658-5000

Company Contacts:

James Mead

Chief Financial Officer

(312) 658-5000

Ryan Bowie

Vice President and Treasurer

(312) 658-5000

Supplemental Financial Information

March 31, 2007

Board of Directors

William A. Prezant

Chairman of the Board, Corporate Governance and Nominating Committee and Executive Committee

Laurence S. Geller

Director, President and Chief Executive Officer

Robert P. Bowen

Director and Chairman of the Audit Committee

John C. Deterding

Director

Sir David M.C. Michels

Director and Chairman of the Compensation Committee

Michael W. Brennan

Director

Edward C. Coppola

Director

Kenneth Fisher

Director

James A. Jeffs

Director

Supplemental Financial Information

March 31, 2007

Officers

Laurence S. Geller

President and Chief Executive Officer

James E. Mead

Executive Vice President and Chief Financial Officer (Principal Financial Officer)

Richard J. Moreau

Executive Vice President — Asset Management

Jayson C. Cyr

Senior Vice President and Controller (Principal Accounting Officer)

John F. Gray

Senior Vice President — Capital Projects

Robert T. McAllister

Senior Vice President — Tax

Patricia A. Needham

Senior Vice President

John Kenneth Tyler Barrett

Vice President — Asset Management

Ryan M. Bowie

Vice President and Treasurer

Michael A. Dalton

Vice President — Design

Thomas G. Healy

Vice President — Asset Management

David R. Hogin

Vice President — Asset Management

Paula C. Maggio

Vice President, Secretary and General Counsel

Michael E. Nelson

Vice President — Asset Management

Janice J. Peterson

Vice President — Human Capital

Timothy J. Taylor

Vice President — Capital Projects

Supplemental Financial Information

March 31, 2007

Equity Research Coverage

Firm	Analyst	Telephone
A.G. Edwards & Sons	Jeffrey Randall	(314) 955-2947

Banc of America Securities, LLC	J. Cogan	(415) 627-2501

Calyon Securities	Smedes Rose	(212) 408-5649

Citigroup Investment Research	Joshua Attie	(212) 816-1533

Deutsche Bank North America	Chris Woronka	(212) 250-5815

Goldman, Sachs & Co.	Steven Kent	(212) 902-6752

Green Street Advisors, Inc.	John Arabia	(949) 640-8780

JMP Securities	Will Marks	(415) 835-8944

Raymond James & Associates	William Crow	(727) 567-2594

Stifel Nicolaus	Rod Petrik	(410) 454-4131

UBS Securities LLC	William Truelove	(212) 713-8825

Wachovia Securities	Jeffrey Donnelly	(617) 603-4262

Strategic Hotels & Resorts is followed by the analysts listed above. Please note that any opinions, estimates or forecasts regarding Strategic Hotels & Resors' performance made by these analysts are theirs alone and do not represent opinions, forecasts or predictions of Strategic Hotels & Resorts or its management. Strategic Hotels & Resorts does not by its reference here imply its endorsement of, or concurrence with, such information, conclusions or recommendations.

[GRAPHIC APPEARS HERE]

Supplemental Financial Information

March 31, 2007

FINANCIAL HIGHLIGHTS

Supplemental Financial Data

(in millions, except per share information)

	Three Months Ended March 31, 2007
	Actual	Range
Results vs. Previous Guidance

North American same store Total RevPAR growth	8.8%	6.5% - 7.5%
North American same store RevPAR growth	9.1%	8.5% - 9.5%

Total North American Total RevPAR growth	6.8%	4.5% - 5.5%
Total North American RevPAR growth	7.6%	6.5% - 7.5%

Comparable EBITDA	$56.6	$53.1 - 55.6
Comparable FFO per weighted-average fully converted shares and units outstanding	$0.29	$0.26 - 0.29

(in thousands, except per share information)

	March 31, 2007
	Pro Rata Share	Consolidated
Capitalization
Common shares outstanding	75,435	75,435
Operating partnership units outstanding	976	976
Stock options outstanding	736	736
Restricted stock units outstanding	982	982

Combined shares, options and units outstanding	78,129	78,129
Common stock price at end of period	$22.87	$22.87

Common equity capitalization	$1,786,810	$1,786,810
Preferred equity capitalization	358,750	358,750
Consolidated debt	1,586,382	1,586,382
Pro rata share of unconsolidated debt	294,227	—
Pro rata share of consolidated debt allocated to InterContinental Hotels Group (IHG)	(31,650)	—
Cash and cash equivalents	(103,640)	(103,640)

Total enterprise value	$3,890,879	$3,628,302

Net Debt/Total Enterprise Value	44.9%	40.9%
Preferred equity/Total Enterprise Value	9.2%	9.9%
Common equity/Total Enterprise Value	45.9%	49.2%

Dividends Per Share
Common dividends declared (holders of record on March 27, 2007)		$0.24

Preferred Series A dividends declared (holders of record on March 16, 2007)		$0.53125

Preferred Series B dividends declared (holders of record on March 16, 2007)		$0.51563

Preferred Series C dividends declared (holders of record on March 16, 2007)		$0.51563

Supplemental Financial Information

Three Months Ended March 31, 2007 and 2006

Consolidated Statements of Operations

(in thousands, except per share data)

	Three Months Ended March 31,
	2007	2006
Revenues:
Rooms	$126,637	$66,918
Food and beverage	80,813	40,458
Other hotel operating revenue	26,166	11,603

	233,616	118,979
Lease revenue	4,412	3,801

Total revenues	238,028	122,780

Operating Costs and Expenses:
Rooms	31,567	15,939
Food and beverage	55,281	28,111
Other departmental expenses	60,746	31,915
Management fees	8,722	3,622
Other hotel expenses	16,723	7,486
Lease expense	3,780	3,224
Depreciation and amortization	25,549	12,871
Corporate expenses	7,117	5,673

Total operating costs and expenses	209,485	108,841

Operating income	28,543	13,939

Interest expense	(20,997)	(7,188)
Interest income	927	1,154
Loss on early extinguishment of debt	(4,319)	—
Equity in losses of joint ventures	(2,883)	(1,619)
Other (expenses) income, net	(1,812)	1,614

(Loss) income before income taxes, minority interests and discontinued operations	(541)	7,900
Income tax expense	(1,292)	(1,664)
Minority interest income (expense) in SHR's operating partnership	26	(293)
Minority interest expense in consolidated affiliates	(422)	(196)

(Loss) income from continuing operations	(2,229)	5,747
Income (loss) from discontinued operations, net of tax and minority interests	132	(3,464)

Net (loss) income	(2,097)	2,283
Preferred shareholder dividends	(7,462)	(3,706)

Net loss available to common shareholders	$(9,559)	$(1,423)

Basic (Loss) Income Per Share:
(Loss) income from continuing operations available to common shareholders per share	$(0.13)	$0.04
Income (loss) from discontinued operations per share	—	(0.07)

Net loss available to common shareholders per share	$(0.13)	$(0.03)

Weighted-average common shares outstanding	75,836	46,763

Diluted (Loss) Income Per Share:
(Loss) income from continuing operations available to common shareholders per share	$(0.13)	$0.04
Income (loss) from discontinued operations per share	—	(0.07)

Net loss available to common shareholders per share	$(0.13)	$(0.03)

Weighted-average common shares outstanding	75,836	46,939

Supplemental Financial Information

March 31, 2007 and December 31, 2006

Consolidated Balance Sheets

(in thousands, except share data)

	March 31, 2007	December 31, 2006
Assets
Property and equipment	$2,674,048	$2,644,120
Less accumulated depreciation	(294,101)	(268,991)

Net property and equipment	2,379,947	2,375,129

Goodwill	421,706	421,516
Intangible assets (net of accumulated amortization of $1,707 and $3,166, respectively)	45,484	45,793
Investment in joint ventures	67,889	71,349
Cash and cash equivalents	103,640	86,462
Restricted cash and cash equivalents	58,551	73,400
Accounts receivable (net of allowance for doubtful accounts of $712 and $809, respectively)	84,891	70,282
Deferred financing costs (net of accumulated amortization of $1,618 and $2,194, respectively)	13,915	10,701
Deferred tax assets	43,822	43,555
Other assets	55,051	57,522

Total assets	$3,274,896	$3,255,709

Liabilities and Shareholders’ Equity
Liabilities:
Mortgages and other debt payable	$1,390,382	$1,442,865
Bank credit facility	196,000	115,000
Accounts payable and accrued expenses	192,978	186,293
Distributions payable	18,892	18,175
Deferred tax liabilities	23,908	24,390
Deferred gain on sale of hotels	107,471	107,474
Insurance proceeds received in excess of insurance recoveries receivable	36,543	20,794

Total liabilities	1,966,174	1,914,991

Minority interests in SHR’s operating partnership	12,070	12,463
Minority interests in consolidated affiliates	11,098	10,965

Shareholders’ equity:
8.5% Series A Cumulative Redeemable Preferred Stock ($0.01 par value; 4,000,000 shares issued and outstanding; liquidation preference $25.00 per share)	97,553	97,553
8.25% Series B Cumulative Redeemable Preferred Stock ($0.01 par value; 4,600,000 shares issued and outstanding; liquidation preference $25.00 per share)	110,775	110,775
8.25% Series C Cumulative Redeemable Preferred Stock ($0.01 par value; 5,750,000 shares issued and outstanding; liquidation preference $25.00 per share)	138,940	138,940
Common shares ($0.01 par value; 150,000,000 common shares authorized; 75,434,987 and 75,406,727 common shares issued and outstanding, respectively)	753	753
Additional paid-in capital	1,225,304	1,224,400
Accumulated deficit	(293,275)	(265,435)
Accumulated other comprehensive income	5,504	10,304

Total shareholders’ equity	1,285,554	1,317,290

Total liabilities and shareholders’ equity	$3,274,896	$3,255,709

Supplemental Financial Information

Three Months Ended March 31, 2007 and 2006

Discontinued Operations

The results of operations of hotels sold or held for sale have been classified as discontinued operations and segregated in the consolidated statements of operations for all periods presented. On July 14, 2006, we sold the Marriott Rancho Las Palmas for $54.8 million. On September 7, 2006, we sold the Hilton Burbank Airport and Convention Center for $123.3 million. The following is a summary of (loss) income from discontinued operations for the three months ended March 31, 2007 and 2006 (in thousands):

	Three Months Ended March 31,
	2007	2006
Hotel operating revenues	$—	$18,242

Operating costs and expenses	(128)	23,548
Depreciation and amortization	—	1,642

Total operating costs and expenses	(128)	25,190

Operating income (loss)	128	(6,948)
Interest expense	—	(662)
Interest income	4	58
Other expenses, net	—	(1)
Income tax benefit	—	3,900
Gain on sale	—	13
Minority interest income	—	176

Income (loss) from discontinued operations	$132	$(3,464)

Supplemental Financial Information

March 31, 2007

Investment in the Hotel del Coronado

(in thousands)

On January 9, 2006 we purchased a 45% interest in joint ventures that own the Hotel del Coronado and the adjacent land parcel under development. We account for this investment using the equity method of accounting. Our equity in losses of the joint ventures amounted to $2.7 million for the three months ended March 31, 2007 and $1.4 million for the period from January 9, 2006 to March 31, 2006. As of March 31, 2007 and December 31, 2006, our investment in the ventures totaled $64.9 million and $68.2 million, respectively.

	Three Months Ended March 31,	Period from January 9, to March 31,
	2007	2006
Total revenues (100%)	30,498	27,202
Property EBITDA (100%)	9,872	9,513

Equity in loss of joint venture (SHR 45% ownership)

Property EBITDA (45%)	4,442	4,281
Depreciation	(1,960)	(1,299)
Interest expense	(5,033)	(4,299)
Other expense, net	(87)	(124)
Income tax expense	(95)	—

Equity in loss of joint venture	$(2,733)	$(1,441)

EBITDA Contribution from investment in Hotel del Coronado
Equity in loss of joint venture	(2,733)	(1,441)
Depreciation and amortization	1,960	1,299
Interest expense	5,033	4,299
Income taxes	95	—

EBITDA Contribution for investment in Hotel del Coronado	$4,355	$4,157

FFO Contribution from investment in Hotel del Coronado
Equity in loss of joint venture	(2,733)	(1,441)
Depreciation and amortization	1,960	1,299

FFO Contribution for investment in Hotel del Coronado	$(773)	$(142)

Debt	Interest Rate	Spread over LIBOR	Loan Amount	Maturity Date
CMBS Mortgage and Mezzanine	7.40%	208 bp	$610,000	January 2008	(a)
Revolving Credit Facility	7.82%	250 bp	12,000	January 2008	(a)
Construction Loan	7.82%	250 bp	31,837	February 2008	(b)

			$653,837

(a)	The joint venture has an option to extend the maturity date to January 2011.
(b)	The joint venture has an option to extend the maturity date to February 2009.

Cap	LIBOR Cap Rate	Notional Amount	Maturity
CMBS Mortgage and Mezzanine Loan Cap	5.0% to January 2008	$630,000	January 2009
	5.5% January 2008 to maturity

Supplemental Financial Information

March 31, 2007

Non-GAAP Financial Measures

In addition to REIT hotel income, six other non-GAAP financial measures are presented for the Company that we believe are useful to management and investors as key measures of our operating performance: Funds from Operations (FFO); FFO—Fully Converted; Comparable FFO; Earnings Before Interest Expense, Taxes, Depreciation and Amortization (EBITDA); Adjusted EBITDA; and Comparable EBITDA. A reconciliation of these measures to net income available to common shareholders, the most directly comparable GAAP measure, is set forth in the following tables.

We compute FFO in accordance with standards established by the National Association of Real Estate Investment Trusts, or NAREIT, which adopted a definition of FFO in order to promote an industry-wide standard measure of REIT operating performance. NAREIT defines FFO as net income (or loss) (computed in accordance with GAAP) excluding (losses) or gains from sales of depreciable property plus real estate-related depreciation and amortization, and after adjustments for our portion of these items related to unconsolidated partnerships and joint ventures. We also present FFO—Fully Converted, which is FFO plus minority interest expense on convertible minority interests. We also present Comparable FFO, which is FFO- Fully Converted excluding the impact of any gains or losses on early extinguishment of debt, impairment losses, foreign currency exchange gains or losses and other non-recurring charges. We believe that the presentation of FFO, FFO—Fully Converted and Comparable FFO provides useful information to management and investors regarding our results of operations because they are measures of our ability to fund capital expenditures and expand our business. In addition, FFO is widely used in the real estate industry to measure operating performance without regard to items such as depreciation and amortization.

EBITDA represents net income available to common shareholders excluding: (i) interest expense, (ii) income tax expense, including deferred income tax benefits and expenses applicable to our foreign subsidiaries and income taxes applicable to sale of assets; and (iii) depreciation and amortization. EBITDA also excludes interest expense, income tax expense and depreciation and amortization of our equity method investments. EBITDA is presented on a full participation basis, which means we have assumed conversion of all convertible minority interests of our operating partnership into our common stock and includes preferred dividends. We believe this treatment of minority interest provides more useful information for management and our investors and appropriately considers our current capital structure. We also present Adjusted EBITDA, which eliminates the effect of realizing deferred gains on our sale leasebacks. We also present Comparable EBITDA, which eliminates the effect of gains or losses on sales of assets, early extinguishment of debt, impairment losses, foreign currency exchange gains or losses and other non-recurring charges. We believe EBITDA, Adjusted EBITDA and Comparable EBITDA are useful to management and investors in evaluating our operating performance because they provide management and investors with an indication of our ability to incur and service debt, to satisfy general operating expenses, to make capital expenditures and to fund other cash needs or reinvest cash into our business. We also believe they help management and investors meaningfully evaluate and compare the results of our operations from period to period by removing the impact of our asset base (primarily depreciation and amortization) from our operating results. Our management also uses EBITDA, Adjusted EBITDA and Comparable EBITDA as measures in determining the value of acquisitions and dispositions.

We caution investors that amounts presented in accordance with our definitions of FFO, FFO—Fully Converted, Comparable FFO, EBITDA, Adjusted EBITDA and Comparable EBITDA may not be comparable to similar measures disclosed by other companies, since not all companies calculate these non-GAAP measures in the same manner. FFO, Fully Converted FFO, Comparable FFO, EBITDA, Adjusted EBITDA and Comparable EBITDA should not be considered as an alternative measure of our net income or operating performance. FFO, FFO—Fully Converted, Comparable FFO, EBITDA, Adjusted EBITDA and Comparable EBITDA may include funds that may not be available for our discretionary use due to functional requirements to conserve funds for capital expenditures and property acquisitions and other commitments and uncertainties. Although we believe that FFO, FFO—Fully Converted, Comparable FFO, EBITDA, Adjusted EBITDA and Comparable EBITDA can enhance your understanding of our financial condition and results of operations, these non-GAAP financial measures, when viewed individually, are not necessarily a better indicator of any trend as compared to comparable GAAP measures such as net income available to common shareholders. In addition, you should be aware that adverse economic and market conditions might negatively impact our cash flow. Below, we have provided a quantitative reconciliation of FFO, FFO—Fully Converted, Comparable FFO, EBITDA, Adjusted EBITDA and Comparable EBITDA to the most directly comparable GAAP financial performance measure, which is net (loss) income available to common shareholders, and provide an explanatory description by footnote of the items excluded from FFO, FFO—Fully Converted, EBITDA and Adjusted EBITDA. Prior year amounts have been adjusted to conform to the current year presentation on a fully converted basis.

Supplemental Financial Information

Three Months Ended March 31, 2007 and 2006

Reconciliation of Net (Loss) Available to Common Shareholders to EBITDA, Adjusted EBITDA

and Comparable EBITDA

(in thousands)

	Three Months Ended March 31,
	2007	2006
Net loss available to common shareholders	$(9,559)	$(1,423)
Depreciation and amortization—continuing operations	25,549	12,871
Depreciation and amortization—discontinued operations	—	1,642
Interest expense—continuing operations	20,997	7,188
Interest expense—discontinued operations	—	662
Income taxes—continuing operations	1,292	1,664
Income taxes—discontinued operations	—	(3,900)
Minority interests	(26)	117
Adjustments from consolidated affiliates	(1,028)	(1,081)
Adjustments from unconsolidated affiliates	7,079	6,558
Preferred shareholder dividends	7,462	3,706

EBITDA (a)	51,766	28,004
Realized portion of deferred gain on sale leasebacks	(1,137)	(1,052)

Adjusted EBITDA (a)	50,629	26,952

Gain on sale of assets—discontinued operations	—	(13)
Gain on sale of assets—continuing operations	—	(30)
Foreign currency exchange loss (gain)	1,339	(265)
Termination costs—discontinued operations	69	10,384
Planning costs—New Orleans Jazz District	227	350
Loss on early extinguishment of debt—continuing operations	4,319	—

Comparable EBITDA	$56,583	$37,378

(a)	EBITDA and Adjusted EBITDA have not been adjusted for the following amounts included in net income available to common shareholdersbecause these (losses) gains and other transactions have either occurred during the prior two years or are reasonably likely to occur within two years (in thousands):

•	Gain on sale of assets from discontinued operations amounted to $13 for the three months ended March 31, 2006.

•	Gain on sale of assets from continuing operations amounted to $30 for the three months ended March 31, 2006.

•

Foreign currency exchange loss (gain) applicable to third-party and inter-company debt and certain balance sheet items held by foreign subsidiaries amounted to $1,339 and ($265) for the three months ended March 31, 2007 and 2006, respectively.

•

Termination costs included in discontinued operations related to the termination of the management agreement at the Marriott Rancho Las Palmas property amounted to $69 and $10,384 for the three months ended March 31, 2007 and 2006, respectively three months ended March 31, 2007 and 2006, respectively.

•	Planning costs related to the New Orleans Jazz District surrounding the Hyatt Regency New Orleans hotel amounted to $227 and $350 for the three months ended March 31, 2007 and 2006, respectively.

•	Loss on early extinguishment of debt from continuing operations amounted to $4,319 for the three months ended March 31, 2007.

Supplemental Financial Information

Three Months Ended March 31, 2007 and 2006

Reconciliation of Net Loss Available to Common Shareholders to

Funds From Operations (FFO), FFO—Fully Converted and Comparable FFO

(in thousands, except per share data)

	Three Months Ended March 31,
	2007	2006
Net loss available to common shareholders	$(9,559)	$(1,423)
Depreciation and amortization—continuing operations	25,549	12,871
Depreciation and amortization—discontinued operations	—	1,642
Gain on sale of assets—continuing operations	—	(30)
Gain on sale of assets—discontinued operations	—	(13)
Realized portion of deferred gain on sale leasebacks	(1,137)	(1,052)
Deferred tax expense on realized portion of deferred gain on sale leasebacks	345	316
Minority interests adjustments	(349)	(795)
Adjustments from consolidated affiliates	(552)	(582)
Adjustments from unconsolidated affiliates	1,960	1,830

FFO (a)	16,257	12,764
Convertible minority interests	323	912

FFO—Fully Converted (a)	16,580	13,676
Termination costs—discontinued operations	69	10,384
Deferred tax benefit on termination costs—discontinued operations	(27)	(4,045)
Planning costs—New Orleans Jazz District	227	350
Deferred tax benefit on planning costs—New Orleans Jazz District	(61)	(110)
Foreign currency exchange loss (gain)	1,339	(265)
Loss on early extinguishment of debt—continuing operations	4,319	—

Comparable FFO	$22,446	$19,990

Comparable FFO per weighted-average fully converted shares and units outstanding	$0.29	$0.34

Weighted-average fully converted shares and units outstanding	78,074	58,238

(a)	FFO and FFO—Fully Converted have not been adjusted for the following amounts included in net income available to common shareholders because these (losses) gains and other transactions have either occurred during the prior two years or are reasonably likely to occur within two years (in thousands):

•

Termination costs included in discontinued operations related to the termination of the management agreement at the Marriott Rancho Las Palmas property amounted to $69 and $10,384 for the three months ended March 31, 2007 and 2006, respectively.

•	Deferred tax benefit on termination costs included in discontinued operations amounted to $27 and $4,045 for the three months ended March 31, 2007 and 2006, respectively.

•	Planning costs related to the New Orleans Jazz District surrounding the Hyatt Regency New Orleans hotel amounted to $227 and $350 for the three months ended March 31, 2007 and 2006, respectively.

•

Deferred tax benefit on planning costs related to the New Orleans Jazz District surrounding the Hyatt Regency New Orleans hotel amounted to $61 and $110 for the three months ended March 31, 2007 and 2006, respectively.

•

Foreign currency exchange loss (gain) applicable to third-party and inter-company debt and certain balance sheet items held by foreign subsidiaries amounted to $1,339 and ($265) for the three months ended March 31, 2007 and 2006, respectively.

•	Loss on early extinguishment of debt from continuing operations amounted to $4,319 for the three months ended March 31, 2007.

Supplemental Financial Information

March 31, 2007

Debt Summary

(dollars in thousands)

Debt	Encumbered Hotels	Interest Rate	Spread over LIBOR		Loan Amount	Maturity Date (a)
Bank Credit Facility	N/A	6.12%	80 bp		$196,000	March 2012
CMBS Fixed Rate	3	5.43%	Fixed		200,753	July 2011
Fairmont Chicago	1	6.02%	70 bp		123,750	April 2012
Loews Santa Monica	1	5.95%	63 bp		118,250	March 2012
Ritz-Carlton Half Moon Bay	1	5.99%	67 bp		76,500	March 2012
InterContinental Chicago	1	5.63%	31 bp		121,000	October 2011
InterContinental Miami	1	6.05%	73 bp		90,000	October 2011
InterContinental Prague	1	5.11%	125 bp	(b)	138,916	March 2012
Westin St. Francis	1	6.02%	70 bp		220,000	August 2011
Marriott London Grosvenor Square	1	6.64%	110 bp	(c)	112,663	October 2013
Fairmont Scottsdale	1	5.88%	56 bp		180,000	September 2011
Other debt	1	8.75%	350 bp		8,550	December 2015

					$1,586,382

(a) Includes extension options
(b) Spread over EURIBOR	Weighted average interest rate				5.89%

(c) Spread over GBP LIBOR	Weighted average interest rate including swaps				5.58%

Swap Effective Date	Fixed Pay Rate Against LIBOR	Notional Amount	Maturity
July 2004	3.62%	$96,000	June 2007
April 2005	4.42%	$75,000	April 2010
April 2005	4.59%	$75,000	April 2012
June 2005	4.12%	$50,000	June 2012
June 2006	5.50%	$75,000	June 2013
August 2006	5.34%	$100,000	August 2011
August 2006	5.42%	$100,000	August 2013
September 2006	5.08%	$100,000	February 2011
September 2006	5.10%	$100,000	December 2010
September 2006	5.09%	$100,000	September 2009
March 2007	4.81%	$100,000	December 2009
March 2007	4.84%	$100,000	July 2012

	4.86%	$1,071,000

At March 31, 2007, future scheduled debt principal payments (including extension options) are as follows:

Years ended December 31,	Amounts (in thousands)
2007	$2,043
2008	3,208
2009	3,421
2010	7,668
2011	803,938
Thereafter	766,104

Total	$1,586,382

Supplemental Financial Information

March 31, 2007

Summary of 2007 Financing Transactions

On March 7, 2007, we completed a draw of €104.0 million on a new facility secured by the InterContinental Prague hotel. Proceeds from the draw were used to retire the existing mortgage loan principal of €66.0 million and to repay £20.0 million of the £77.3 million loan secured by the Marriott London Grosvenor Square hotel.

On March 9, 2007, we replaced the previous bank credit facility with a new revolving loan up to $415.0 million and amended the agreement in April 2007 to increase the borrowing capacity to $500.0 million.

On March 9, 2007 we repaid the $292.5 million outstanding balance on the CMBS Floating Rate debt.

On March 9, 2007, we entered into $76.5 million, $118.3 million, and $123.8 million mortgage loans secured by the Ritz-Carlton Half Moon Bay, the Loews Santa Monica and the Fairmont Chicago hotels, respectively.

On March 9, 2007, we repaid the $90.0 million mezzanine loan secured by our equity interests in the Fairmont Scottsdale Princess hotel.

On March 9, 2007, we purchased interest rate caps with notional amounts covering the entire $76.5 million and $118.3 million of the mortgages secured by the Ritz-Carlton Half Moon Bay and Loews Santa Monica Beach hotels, respectively.

During the three months ended March 31, 2007 we executed an aggregate $200.0 million in corporate interest rate swap agreements.

In April 2007, we completed a $180.0 million private placement of 3.50% exchangeable notes.

Supplemental Financial Information

March 31, 2007

PORTFOLIO DATA

Portfolio at March 31, 2007

Hotel	Location	Number of Rooms	% of Total Rooms	% of QTD March 2007 Property EBITDA	QTD March 2007 Property EBITDA
United States:
Westin St. Francis	San Francisco, CA	1,195	12%	8%	$5,485
InterContinental Chicago (a)	Chicago, IL	792	8%	3%	1,880
Hyatt Regency Phoenix	Phoenix, AZ	696	7%	8%	5,339
Fairmont Chicago	Chicago, IL	685	7%	1%	597
Hotel del Coronado (b)	Coronado, CA (San Diego)	679	7%	7%	4,442
Fairmont Scottsdale Princess	Scottsdale, AZ	651	7%	18%	11,717
InterContinental Miami (a)	Miami, FL	641	6%	12%	7,832
Hyatt Regency La Jolla at Aventine	La Jolla, CA	419	4%	5%	3,240
Ritz-Carlton Laguna Niguel	Dana Point, CA	393	4%	5%	3,390
Marriott Lincolnshire Resort	Lincolnshire, IL	389	4%	1%	790
Loews Santa Monica Beach Hotel	Santa Monica, CA	342	3%	5%	3,363
Ritz-Carlton Half Moon Bay	Half Moon Bay, CA	261	3%	1%	620
Four Seasons Washington, D.C.	Washington, D.C.	211	2%	2%	1,474

Total United States		7,354	74%	76%	50,169

Mexican:
Four Seasons Mexico City	Mexico City, Mexico	240	2%	3%	1,805
Four Seasons Punta Mita Resort	Punta Mita, Mexico	150	1%	12%	7,905

Total Mexican		390	3%	15%	9,710

European:
InterContinental Prague	Prague, Czech Republic	372	4%	4%	2,243
Marriott Hamburg (c)	Hamburg, Germany	277	3%	N/A	N/A
Marriott London Grosvenor Square	London, England	236	2%	5%	3,054
Paris Marriott Champs Elysees (c)	Paris, France	192	2%	N/A	N/A

Total European		1,077	11%	9%	5,297

Assets Under Redevelopment:
Hyatt Regency New Orleans (d)	New Orleans, LA	1,184	12%	N/A	N/A

Total Assets Under Redevelopment		1,184	12%	0%	N/A

		10,005	100%	100%	$65,176

(a) On April 1, 2005, we purchased an 85% controlling interest in the joint ventures that own the InterContinental Chicago and Miami hotels. We consolidate these hotels for reporting purposes.

(b) On January 9, 2006 we purchased a 45% interest in the joint venture that owns the Hotel del Coronado and account for our investment under the equity method of accounting. Our equity in earnings of the hotel joint venture is included in equity in losses of joint ventures in our consolidated statements of operations. The percentage of Property EBITDA above has been calculated based on our 45% ownership.

(c) We have leasehold interests in these properties and we have not included them in the percentage of Property EBITDA calculation.

(d) In August 2005, a hurricane caused substantial damage to the Hyatt Regency New Orleans property. The hurricane damage also caused significant interruption to the business and the hotel has ceased significant operations. The property is currently under redevelopment. For purposes of the analysis above, the number of rooms represents fully operational rooms prior to the hurricane.

Supplemental Financial Information

Fourth Quarters Ended March 31, 2007

Seasonality by Geographic Region

Same store revenues have been adjusted to show hotel performance on a comparable quarter-over-quarter basis. Adjustments include (i) exclusion of Hyatt Regency New Orleans due to a hurricane that ceased significant operations in August 2005; (ii) exclusion of Hilton Burbank Airport and Convention Center and Marriott Rancho Las Palmas as their results of operations were reclassified to discontinued operations; and (iii) presentation of the hotels without regard to either ownership structure or leaseholds. Acquisition properties and the related dates of purchase are as follows: Hotel del Coronado (January 9, 2006), Four Seasons Washington, D.C. (March 1, 2006), Westin St. Francis (June 1, 2006), Ritz-Carlton Laguna Niguel (July 7, 2006), Marriott London Grosvenor Square (August 31, 2006) and Fairmont Scottsdale Princess (September 1, 2006).

United States Hotels (as of March 31, 2007)

Acquisition property revenues—5 Properties and 3,129 Rooms

Same store property revenues—8 Properties and 4,225 Rooms

	Three Months Ended
	June 30, 2006	September 30, 2006	December 31, 2006	March 31, 2007	Total
Acquisition property revenues (a)	$59,198	$111,663	$122,675	$123,095	$416,631
Acquisition property revenues (b)	66,307	9,830	—	—	76,137
Same store property revenues	105,914	99,736	104,990	100,596	411,236

Total pro forma revenues	$231,419	$221,229	$227,665	$223,691	$904,004
Pro forma seasonality %	25.6%	24.5%	25.2%	24.7%	100.0%

Mexican Hotels (as of March 31, 2007)

Same store property revenues—2 Properties and 390 Rooms

	Three Months Ended
	June 30, 2006	September 30, 2006	December 31, 2006	March 31, 2007	Total
Same store property revenues	$17,338	$12,233	$19,978	$23,760	$73,309
Same store seasonality %	23.6%	16.7%	27.3%	32.4%	100.0%

Total North American Hotels (as of March 31, 2007)

Acquisition property revenues—5 Properties and 3,129 Rooms

Same store property revenues—10 Properties and 4,615 Rooms

	Three Months Ended
	June 30, 2006	September 30, 2006	December 31, 2006	March 31, 2007	Total
Acquisition property revenues (a)	$59,198	$111,663	$122,675	$123,095	$416,631
Acquisition property revenues (b)	66,307	9,830	—	—	76,137
Same store property revenues	123,252	111,969	124,968	124,356	484,545

Total pro forma revenues	$248,757	$233,462	$247,643	$247,451	$977,313
Pro forma seasonality %	25.5%	23.9%	25.3%	25.3%	100.0%

European Hotels (as of March 31, 2007)

Acquisition property revenues—1 Property and 236 Rooms

Same store property revenues—3 Properties and 841 Rooms

	Three Months Ended
	June 30, 2006	September 30, 2006	December 31, 2006	March 31, 2007	Total
Acquisition property revenues (a)	$—	$3,705	$12,005	$9,458	$25,168
Acquisition property revenues (b)	9,082	6,143	—	—	15,225
Same store property revenues	25,814	27,433	23,353	20,162	96,762

Total pro forma revenues	$34,896	$37,281	$35,358	$29,620	$137,155
Pro forma seasonality %	25.4%	27.2%	25.8%	21.6%	100.0%

(a)	Acquisition property revenues for our period of ownership
(b)	Acquisition property revenues prior to our period of ownership

Supplemental Financial Information

Three Months Ended March 31, 2007 and 2006

Operating Statistics by Geographic Region

Operating results have been adjusted to show hotel performance on a comparable period basis. Adjustments include (i) exclusion of Hotel del Coronado, Four Seasons Washington, D.C., Westin St. Francis, Ritz-Carlton Laguna Niguel, Marriott London Grosvenor Square and Fairmont Scottsdale Princess partial year results for the three months ended March 31, 2007 and 2006; (ii) exclusion of Hyatt Regency New Orleans due to a hurricane that ceased significant operations in August 2005; (iii) exclusion of Marriott Rancho Las Palmas and Hilton Burbank Airport and Convention Center as these properties results of operations were reclassified to discontinued operations; and (iv) presentation of the European hotels without regard to either ownership structure or leaseholds.

United States Hotels (as of March 31, 2007)

8 Properties

4,225 Rooms

	Three Months Ended March 31,
	2007	2006	Change
Average Daily Rate	$197.75	$189.84	4.2%
Average Occupancy	74.4%	71.7%	2.7	pts
RevPAR	$147.14	$136.12	8.1%
Total RevPAR	$266.18	$249.03	6.9%
Property EBITDA Margin	23.5%	24.6%	(1.1	)pts

Mexican Hotels (as of March 31, 2007)

2 Properties

390 Rooms

	Three Months Ended March 31,
	2007	2006	Change
Average Daily Rate	$554.28	$503.56	10.1%
Average Occupancy	76.1%	74.3%	1.8	pts
RevPAR	$421.80	$374.34	12.7%
Total RevPAR	$682.77	$581.90	17.3%
Property EBITDA Margin	40.9%	39.0%	1.9	pts

North American Same Store Hotels (as of March 31, 2007)

10 Properties

4,615 Rooms

	Three Months Ended March 31,
	2007	2006	Change
Average Daily Rate	$228.43	$216.98	5.3%
Average Occupancy	74.6%	71.9%	2.7	pts
RevPAR	$170.30	$156.06	9.1%
Total RevPAR	$301.31	$276.89	8.8%
Property EBITDA Margin	26.8%	27.1%	(0.3	)pts

European Same Store Hotels (as of March 31, 2007)

3 Properties

841 Rooms

	Three Months Ended March 31,
	2007	2006	Change
Average Daily Rate	$242.59	$197.72	22.7%
Average Occupancy	74.4%	76.5%	(2.1	)pts
RevPAR	$180.42	$151.18	19.3%
Total RevPAR	$266.38	$228.59	16.5%
Property EBITDA Margin	32.7%	29.7%	3.0	pts

Supplemental Financial Information

Three Months Ended March 31, 2007 and 2006

Selected Financial and Operating Information by Property (In Thousands, Except Operating Information)

The following tables present selected financial and operating information by property for the three months ended March 31, 2007 and 2006. Property EBITDA reflects property net operating income plus depreciation and amortization.

	Three Months Ended March 31,
	2007	2006	Change
UNITED STATES HOTELS:

FAIRMONT CHICAGO
Selected Financial Information:
Total revenues	$12,997	$12,189	6.6%
Property EBITDA	$597	$842	(29.1)%

Selected Operating Information:
Rooms	685	691	(6)
Average occupancy	64.9%	62.4%	2.5	pts
ADR	$175.95	$178.41	(1.4)%
RevPAR	$114.15	$111.37	2.5%
Total RevPAR	$210.82	$196.00	7.6%

FAIRMONT SCOTTSDALE PRINCESS
Selected Financial Information (This table includes financial information only for our period of ownership):
Total revenues	$31,578	N/A	N/A
Property EBITDA	$11,717	N/A	N/A

Selected Operating Information (This table includes statistical information only for our period of ownership. For the three months ended March 31, 2006, average occupancy was 83.1%, ADR was $306.67, RevPAR was $254.81 and Total RevPAR was $551.55.):

Rooms	651	N/A	N/A
Average occupancy	78.9%	N/A	N/A
ADR	$331.27	N/A	N/A
RevPAR	$261.34	N/A	N/A
Total RevPAR	$538.97	N/A	N/A

FOUR SEASONS WASHINGTON, D.C.
Selected Financial Information (This table includes financial information only for our period of ownership):
Total revenues	$11,661	N/A	N/A
Property EBITDA	$1,474	N/A	N/A

Selected Operating Information (This table includes statistical information only for our period of ownership. For the three months ended March 31, 2006, average occupancy was 65.0%, ADR was $462.14, RevPAR was $300.48 and Total RevPAR was $545.85.):

Rooms	211	N/A	N/A
Average occupancy	66.4%	N/A	N/A
ADR	$514.72	N/A	N/A
RevPAR	$342.01	N/A	N/A
Total RevPAR	$614.04	N/A	N/A

HOTEL DEL CORONADO
Selected Financial Information (This table includes financial information only for our period of ownership. Amounts below are 100% of operations, of which SHR owns 45%.):
Total revenues	$30,498	N/A	N/A
Property EBITDA	$9,872	N/A	N/A

Selected Operating Information (This table includes statistical information only for our period of ownership. For the three months ended March 31, 2006, average occupancy was 79.0%, ADR was $303.97, RevPAR was $240.12 and Total RevPAR was $484.63.):

Rooms	679	N/A	N/A
Average occupancy	73.0%	N/A	N/A
ADR	$322.90	N/A	N/A
RevPAR	$235.62	N/A	N/A
Total RevPAR	$499.07	N/A	N/A

Supplemental Financial Information

Three Months Ended March 31, 2007 and 2006

	Three Months Ended March 31,
	2007	2006	Change
HYATT REGENCY LA JOLLA AT AVENTINE
Selected Financial Information:
Total revenues	$11,611	$10,873	6.8%
Property EBITDA	$3,240	$3,149	2.9%

Selected Operating Information:
Rooms	419	419	—
Average occupancy	82.1%	78.4%	3.7	pts
ADR	$194.08	$185.20	4.8%
RevPAR	$159.43	$145.22	9.8%
Total RevPAR	$307.91	$288.33	6.8%

HYATT REGENCY PHOENIX
Selected Financial Information:
Total revenues	$13,398	$12,158	10.2%
Property EBITDA	$5,339	$4,775	11.8%

Selected Operating Information:
Rooms	696	696	—
Average occupancy	85.9%	81.8%	4.1	pts
ADR	$162.61	$151.33	7.5%
RevPAR	$139.73	$123.85	12.8%
Total RevPAR	$213.89	$194.09	10.2%

INTERCONTINENTAL CHICAGO
Selected Financial Information:
Total revenues	$13,542	$11,906	13.7%
Property EBITDA	$1,880	$1,743	7.9%

Selected Operating Information :
Rooms	792	792	—
Average occupancy	69.2%	62.3%	6.9	pts
ADR	$165.14	$168.38	(1.9)%
RevPAR	$114.26	$104.83	9.0%
Total RevPAR	$189.98	$167.02	13.7%

INTERCONTINENTAL MIAMI
Selected Financial Information:
Total revenues	$18,283	$16,626	10.0%
Property EBITDA	$7,832	$6,814	14.9%

Selected Operating Information:
Rooms	641	641	—
Average occupancy	83.1%	84.3%	(1.2	)pts
ADR	$235.69	$207.05	13.8%
RevPAR	$195.81	$174.48	12.2%
Total RevPAR	$316.91	$288.20	10.0%

LOEWS SANTA MONICA BEACH HOTEL
Selected Financial Information:
Total revenues	$11,317	$11,133	1.7%
Property EBITDA	$3,363	$3,473	(3.2)%

Selected Operating Information:
Rooms	342	342	—
Average occupancy	86.4%	85.0%	1.4	pts
ADR	$281.97	$268.61	5.0%
RevPAR	$243.61	$228.22	6.7%
Total RevPAR	$367.66	$361.69	1.7%

Supplemental Financial Information

Three Months Ended March 31, 2007 and 2006

	Three Months Ended March 31,
	2007	2006	Change
MARRIOTT LINCOLNSHIRE RESORT
Selected Financial Information:
Total revenues	$8,186	$7,969	2.7%
Property EBITDA	$790	$990	(20.2)%

Selected Operating Information:
Rooms	389	389	—
Average occupancy	57.0%	52.7%	4.3	pts
ADR	$126.97	$130.90	(3.0)%
RevPAR	$72.34	$69.04	4.8%
Total RevPAR	$250.54	$243.86	2.7%

RITZ-CARLTON HALF MOON BAY
Selected Financial Information :
Total revenues	$11,262	$11,393	(1.1)%
Property EBITDA	$620	$1,413	(56.1)%

Selected Operating Information:
Rooms	261	261	—
Average occupancy	59.4%	65.3%	(5.9	)pts
ADR	$322.77	$295.83	9.1%
RevPAR	$191.72	$193.15	(0.7)%
Total RevPAR	$479.42	$485.01	(1.2)%

RITZ-CARLTON LAGUNA NIGUEL
Selected Financial Information (This table includes financial information only for our period of ownership):
Total revenues	$17,602	N/A	N/A
Property EBITDA	$3,390	N/A	N/A

Selected Operating Information (This table includes statistical information only for our period of ownership. For the three months ended March 31, 2006, average occupancy was 67.9%, ADR was $333.44, RevPAR was $226.29 and Total RevPAR was $464.45.):

Rooms	393	N/A	N/A
Average occupancy	65.5%	N/A	N/A
ADR	$341.46	N/A	N/A
RevPAR	$223.68	N/A	N/A
Total RevPAR	$497.64	N/A	N/A

WESTIN ST. FRANCIS
Selected Financial Information (This table includes financial information only for our period of ownership):
Total revenues	$31,756	N/A	N/A
Property EBITDA	$5,485	N/A	N/A

Selected Operating Information (This table includes statistical information only for our period of ownership. For the three months ended March 31, 2006, average occupancy was 71.0%, ADR was $198.60, RevPAR was $140.94 and Total RevPAR was $276.36.):

Rooms	1,195	N/A	N/A
Average occupancy	71.5%	N/A	N/A
ADR	$213.70	N/A	N/A
RevPAR	$152.80	N/A	N/A
Total RevPAR	$295.27	N/A	N/A

Supplemental Financial Information

Three Months Ended March 31, 2007 and 2006

	Three Months Ended March 31,
	2007	2006	Change
MEXICAN HOTELS:

FOUR SEASONS MEXICO CITY
Selected Financial Information:
Total revenues	$6,778	$6,069	11.7%
Property EBITDA	$1,805	$1,467	23.0%

Selected Operating Information:
Rooms	240	240	—
Average occupancy	69.6%	66.2%	3.4	pts
ADR	$258.86	$242.16	6.9%
RevPAR	$180.11	$160.39	12.3%
Total RevPAR	$313.80	$280.97	11.7%

FOUR SEASONS PUNTA MITA RESORT
Selected Financial Information:
Total revenues	$16,982	$14,050	20.9%
Property EBITDA	$7,905	$6,383	23.8%

Selected Operating Information:
Rooms	150	145	5
Average occupancy	86.8%	87.8%	(1.0	)pts
ADR	$941.95	$831.67	13.3%
RevPAR	$817.28	$730.52	11.9%
Total RevPAR	$1,286.54	$1,082.88	18.8%

Supplemental Financial Information

Three Months Ended March 31, 2007 and 2006

	Three Months Ended March 31,
	2007	2006	Change
EUROPEAN HOTELS:

INTERCONTINENTAL PRAGUE
Selected Financial Information (Amounts below are 100% of operations, of which SHR owned 35% prior to August 3, 2006):
Total revenues	$7,108	$6,293	13.0%
Property EBITDA	$2,243	$1,794	25.0%

Selected Operating Information:
Rooms	372	372	—
Average Occupancy	65.0%	73.2%	(8.2	)pts
ADR	$186.46	$147.98	26.0%
RevPAR	$121.24	$108.39	11.9%
Total RevPAR	$212.31	$187.95	13.0%

MARRIOTT HAMBURG
Selected Financial Information:
Total revenues	$5,043	$4,681	7.7%
Property EBITDA	$1,344	$1,236	8.7%

Selected Operating Information:
Rooms	277	277	—
Average occupancy	81.6%	81.0%	0.6	pts
ADR	$162.77	$148.00	10.0%
RevPAR	$132.84	$119.91	10.8%
Total RevPAR	$202.30	$187.75	7.7%

MARRIOTT LONDON GROSVENOR SQUARE
Selected Financial Information (This table includes financial information only for our period of ownership):
Total revenues	$9,458	N/A	N/A
Property EBITDA	$3,054	N/A	N/A

Selected Operating Information (This table includes statistical information only for our period of ownership. For the three months ended March 31, 2006, average occupancy was 69.8%, ADR was $315.27, RevPAR was $220.05 and Total RevPAR was $336.15.):

Rooms	236	N/A	N/A
Average occupancy	79.2%	N/A	N/A
ADR	$365.08	N/A	N/A
RevPAR	$289.06	N/A	N/A
Total RevPAR	$445.28	N/A	N/A

PARIS MARRIOTT CHAMPS ELYSEES
Selected Financial Information:
Total revenues	$8,011	$6,329	26.6%
Property EBITDA	$3,005	$2,104	42.8%

Selected Operating Information:
Rooms	192	192	—
Average occupancy	82.1%	76.1%	6.0	pts
ADR	$443.34	$366.82	20.9%
RevPAR	$363.75	$279.17	30.3%
Total RevPAR	$463.57	$366.25	26.6%

Supplemental Financial Information

Three Months Ended March 31, 2007 and 2006

Reconciliation of Property EBITDA to EBITDA

(in thousands)

	Three Months Ended March 31,
	2007		2006
Hotel	Property EBITDA	EBITDA	Property EBITDA	EBITDA
Fairmont Chicago	$597	$597	$842	$842
Fairmont Scottsdale Princess (a)	11,717	11,717	—	—
Four Seasons Washington, D.C. (a)	1,474	1,474	—	1,313
Hotel del Coronado (b)	9,872	—	—	—
Hyatt Regency La Jolla at Aventine	3,240	3,240	3,149	3,149
Hyatt Regency Phoenix	5,339	5,339	4,775	4,775
InterContinental Chicago	1,880	1,880	1,743	1,743
InterContinental Miami	7,832	7,832	6,814	6,814
Loews Santa Monica Beach Hotel	3,363	3,363	3,473	3,473
Marriott Lincolnshire Resort	790	790	990	990
Ritz-Carlton Half Moon Bay	620	620	1,413	1,413
Ritz-Carlton Laguna Niguel (a)	3,390	3,390	—	—
Westin St. Francis (a)	5,485	5,485	—	—
Hyatt Regency New Orleans	—	(268)	—	(369)
Four Seasons Mexico City	1,805	1,805	1,467	1,467
Four Seasons Punta Mita Resort	7,905	7,905	6,383	6,383
InterContinental Prague (c)	2,243	2,243	1,794	—
Marriott Hamburg (d)	1,344	18	1,236	26
Marriott London Grosvenor Square (a)	3,054	3,054	—	—
Paris Marriott Champs Elysees (d)	3,005	724	2,104	467

	$74,955	$61,208	$36,183	$32,486

Adjustments:
Corporate expenses		$(7,117)		$(5,673)
Interest income		927		1,154
Loss on early extinguishment of debt		(4,319)		—
Equity in losses of joint ventures		(2,883)		(1,619)
Other (expenses) income, net		(1,812)		1,614
Income (loss) from discontinued operations (excluding minority interest)		132		(3,640)
Depreciation and amortization—discontinued operations		—		1,642
Interest expense—discontinued operations		—		662
Income taxes—discontinued operations		—		(3,900)
Minority interest expense in consolidated affiliates		(422)		(196)
Adjustments from consolidated affiliates		(1,028)		(1,081)
Adjustments from unconsolidated affiliates		7,079		6,558
Other adjustments		1		(3)

EBITDA		$51,766		$28,004

(a)	We have included the results of hotels acquired in Property EBITDA above for our period of ownership.
(b)	On January 9, 2006 we closed the acquisition of a 45% joint venture ownership interest in SHC KSL Partners, LP, the existing owner of the Hotel del Coronado in Coronado, California (San Diego). We account for our investment under the equity method of accounting. Our equity in earnings of the hotel joint venture is included in equity in earnings of joint ventures in our consolidated statements of operations. We have included the results of this hotel in Property EBITDA above for our period of ownership.
(c)	On August 3, 2006, we purchased our joint venture partner’s 65% interest in the entity that owns the InterContinental Prague. Prior to August 3, 2006 our equity in earnings of the hotel joint venture is included in equity in earnings of joint ventures in our consolidated statements of operations.
(d)	We have leasehold interests in these properties. Therefore, EBITDA represents the lease revenue less the lease expense recorded in our statements. Property EBITDA represents the revenue less expenses generated by the property.

Supplemental Financial Information

March 31, 2007

2007 Guidance

(in millions, except per share data)

	Three Months Ended June 30, 2007		Year Ended December 31, 2007
Operational Guidance	Low Range	High Range	Low Range	High Range
North American same store Total RevPAR growth	6.5%	7.5%	6.5%	7.5%
North American same store RevPAR growth	8.5%	9.5%	7.5%	8.5%

Total North American Total RevPAR growth	5.5%	6.5%	6.5%	7.5%
Total North American RevPAR growth	7.0%	8.0%	8.0%	9.0%

	Three Months Ended June 30, 2007		Year Ended December 31, 2007
Comparable FFO Guidance	Low Range	High Range	Low Range	High Range
Net income available to common shareholders	$8.1	$10.5	$13.1	$19.5
Depreciation and amortization	26.1	26.1	99.1	99.1
Realized portion of deferred gain on sale leasebacks	(1.1)	(1.1)	(4.6)	(4.6)
Deferred tax expense on realized portion of deferred gain on sale leasebacks	0.3	0.3	1.4	1.4
Minority interests	0.2	0.3	0.6	0.7
Adjustments from consolidated affiliates	(0.5)	(0.5)	(2.2)	(2.2)
Adjustments from unconsolidated affiliates	1.5	1.5	6.4	6.4
Loss on early extinguishment of debt	—	—	4.3	4.3
Other adjustments	—	—	1.5	1.5

Comparable FFO	$34.6	$37.1	$119.6	$126.1

Comparable FFO per weighted-average fully converted shares and units outstanding	$0.45	$0.48	$1.55	$1.63

	Three Months Ended June 30, 2007		Year Ended December 31, 2007
Comparable EBITDA Guidance	Low Range	High Range	Low Range	High Range
Net income available to common shareholders	$8.1	$10.5	$13.1	$19.5
Depreciation and amortization	26.1	26.1	99.1	99.1
Interest expense	20.4	20.4	83.3	83.3
Income taxes	4.2	4.2	9.7	9.7
Minority interests	0.2	0.3	0.6	0.7
Adjustments from consolidated affiliates	(1.0)	(1.0)	(4.1)	(4.1)
Adjustments from unconsolidated affiliates	6.7	6.7	27.9	27.9
Preferred shareholder dividends	7.5	7.5	29.8	29.8
Loss on early extinguishment of debt	—	—	4.3	4.3
Realized portion of deferred gain on sale leasebacks	(1.1)	(1.1)	(4.6)	(4.6)
Other adjustments	—	—	1.6	1.6

Comparable EBITDA	$71.1	$73.6	$260.7	$267.2